AGREEMENT

         AGREEMENT dated October 17, 2003 between SWANK, INC., a Delaware corporation with an address at 90 Park Avenue, New York, New York 10016 (the "Corporation"), and JEROLD R. KASSNER, an individual whose principal residence address is 14 Cheryl Drive, Sharon, Massachusetts 02067 (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee has been a valuable senior executive employee of the Corporation for a number of years; and

         WHEREAS, the Corporation and the Employee desire to set forth in writing certain agreements between them in the event of the termination of the employment of the Employee by the Corporation under certain circumstances.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Employee hereby agree as follows:

         1. Employee at Will.

         The Corporation and the Employee hereby acknowledge and agree that the Employee is an employee at will, and that the Corporation may terminate the employment of the Employee at any time for any reason or for no reason whatsoever.

         2. Severance Payments Upon Termination other than for Cause.

         (a) In the event that the Corporation shall terminate the employment of the Employee for any reason other than (i) for Cause (as such term is defined below), (ii) the Disability (as such term is defined below) of the Employee, or
(iii) upon the death of the Employee (a "Termination Event"), the Corporation will continue to pay to the Employee his base salary at the per annum rate in effect on the Termination Date (as such term is defined below), for the period commencing on the Termination Date and ending on the day immediately preceding the first yearly anniversary of the Termination Date (the "Severance Period"), less, in each case the Required Deductions and any applicable New Employment Compensation (as such terms are defined below) (the "Severance Payments"). In no event, however, will the Employee be entitled to receive any rights, amounts, or benefits under this Agreement unless he executes and delivers to the Corporation a release and covenant not to sue prepared by, and acceptable to, the Corporation or if the Employee is in violation of any of the terms and provisions of this Agreement. The Severance Payments will be payable by check (or, if requested by the Employee, by direct deposit into the Employee's account in substantially the same manner as presently deposited and subject to no material additional conditions to the Corporation than presently exist) and in substantially equal installments in accordance with the Corporation's regular pay intervals for its executive officers, or in such other manner as shall be mutually agreeable to the Corporation and the Employee.

         (b) The Corporation will withhold, and the payments otherwise payable to the Employee hereunder shall be reduced by, all applicable federal, state and local taxes, FICA, unemployment compensation taxes and other taxes, assessments and withholdings required by applicable law to be withheld (the "Required Deductions").

         (c) Upon a Termination Event, if the Employee shall elect to continue to receive group medical insurance for him and/or his family pursuant to the federal "COBRA" law, presently 29 U.S.C. sec. 1161 et. seq., the Corporation will reimburse the Employee or, at the Corporation's option, the Corporation will pay directly all premium costs associated therewith for the Severance Period, to the extent such premium costs exceed the premium costs the Employee would have had to pay had he been employed during such period for coverage for him and his family under the Corporation's group medical insurance in effect on the Termination Date. In addition, upon a Termination Event, the Employee will be fully vested under the Corporation's executive life insurance program as the same may be in effect from time to time; provided, that nothing herein shall require the Corporation to continue such program in effect or shall prohibit or restrict the Corporation from amending, modifying or supplementing such program at any time and from time to time.

         (d) The Employee will not be required to mitigate the amount of any Severance Payments to which he might be entitled hereunder during the first three months after a Termination Event (the "Initial Three-Month Period"). However, the Employee will be required to mitigate all other amounts payable to the Employee under this Agreement as follows: if after a Termination Event the Employee shall secure employment (as an employee, consultant, independent contractor, or otherwise) of any kind and receive compensation of any kind in respect thereof (the "New Employment Compensation"), any amounts which the Employee might be entitled to receive under this Agreement after the Initial Three-Month Period will be reduced by the amount of the New Employment Compensation. The Employee shall, within five (5) business days, notify the Corporation in writing of (i) the existence of any such employment, (ii) the identity of the employer, and (iii) the amounts he may receive, with such substantiation as the Corporation shall from time to time reasonably request.

         (e) The term "Cause" shall mean (i) a willful refusal or willful failure by the Employee to perform any duties consistent with the position of Chief Financial Officer of the Corporation assigned to the Employee which is not cured within 14 days after notice of such breach shall have been given to the Employee by the Corporation (or within 30 days after such notice if such breach shall not be curable within 14 days after such notice and the Employee shall, at all times, diligently pursue the cure of such breach within such 30-day period),
(ii) the commission by the Employee of an act involving moral turpitude, dishonesty, theft, misappropriation of assets, or unethical business conduct, in each case which materially impairs or harms the reputation, or is otherwise to the material detriment, of the Corporation, or any of its subsidiaries or affiliated corporations, or which could reasonably be expected to do so, (iii) the possession or use of illegal drugs or prohibited substances, (iv) excessive drinking which impairs the Employee's ability to perform his duties and responsibilities hereunder, or (v) the conviction of the Employee of, or the pleading of nolo contendere by the

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Employee to, any felony, or a misdemeanor  involving any of the acts referred to in clause (a)(ii) above.

         (f) The term "Disability" shall mean the failure of the Employee, because of physical or mental illness or incapacity, to be able to substantially perform the duties and services required of him pursuant to his employment by the Corporation for a period of 120 consecutive days or for a period of 270 days in any 365-day period.

         (g) The term "Termination Date" shall mean the last day the Employee is employed by the Corporation.

         4. Certain Covenants of the Employee.

         (a) The Employee acknowledges that by his employment he has been and will continue to be in a confidential relationship with the Corporation and will have access to confidential information and trade secrets of the Corporation, its subsidiaries and affiliated corporations (collectively, the "Confidential Information"). Confidential Information includes, but is not limited to, customer and client lists, financial information, price lists, marketing and sales strategies and procedures, computer programs, databases and software, supplier, vendor and service information, personnel information, operating procedures and techniques, business plans and systems, and all other records, files, and information in respect of the Corporation. During the term of his employment by the Corporation and thereafter, the Employee shall maintain the strictest confidentiality of all Confidential Information and shall not use or permit the use of, or disclose, discuss, communicate or transmit or permit the disclosure, discussion, communication or transmission of, any Confidential Information. This paragraph shall not apply to (i) information that, by means other than the Employee's direct or indirect disclosure, becomes generally known to the public, or (ii) information the disclosure of which is compelled by law (including judicial or administrative proceedings and legal process). In that connection, in the event that the Employee is requested or required (by oral question, interrogatories, requests for information or documents, subpoenas, civil investigative demand or other legal process) to disclose any Confidential Information, the Employee agrees to provide the Corporation with prompt written notice of such request or requirement so that the Corporation may seek an appropriate protective order or relief therefrom or may waive the requirements or this paragraph 4(a). If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is compelled to disclose Confidential Information under pain of liability for contempt or other censure or penalty, the Employee may disclose such Confidential Information to the extent so required.

         (b) In the event of a breach or threatened breach by the Employee of any of the provisions of paragraph 4(a), the Corporation shall be entitled to an injunction to be issued by any court or tribunal of competent jurisdiction to restrain the Employee from committing or continuing any such violation. In any proceeding for an injunction, the Employee agrees that his ability to answer in damages shall not be a bar or be interposed as a defense to the granting of a temporary or permanent injunction against him. The Employee acknowledges that the Corporation will not have an adequate remedy at law in the event of any breach by him as aforesaid and that the Corporation may suffer irreparable damage and injury in the

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event of such a breach by him.  Nothing  contained  herein shall be construed as prohibiting the Corporation from pursuing any other remedy or remedies available to the Corporation in respect of such breach or threatened breach.

         5. Representations.

         (a) The Employee represents and warrants that he has full authority and legal capacity to execute and deliver this Agreement and perform his duties and obligations hereunder, that he has duly executed this Agreement, and that he is not under any contractual, legal or other restraint or prohibition that would restrict, prohibit or prevent the Employee from performing this Agreement and his duties and obligations hereunder.

         (b) The Employee acknowledges that he is free to seek advice from independent counsel with respect to this Agreement. The Employee has obtained such advice and is not relying on any representation or advice from the
Corporation or any of its officers, directors, attorneys, or other representatives regarding this Agreement, its contents or effect.

         (c) The Corporation represents and warrants that it has full corporate power and authority to execute and deliver this Agreement and perform its duties and obligations hereunder, that it has duly executed this Agreement, and that it is not under any contractual, legal or other restraint or prohibition that would restrict, prohibit or prevent Employer from performing this Agreement and his duties and obligations hereunder.

         6. Assignability.

         This Agreement may not be assigned by the Employee and all of its terms and conditions shall be binding upon and inure to the benefit of the Employee and his heirs, executors, administrators, legal representatives and assigns. This Agreement may be assigned, in whole or in part, by the Corporation and shall be binding upon and inure to the benefit of the Corporation, its successors and assigns. Successors of the Corporation shall include, without limitation, any corporation or other entity acquiring directly or indirectly all or a substantial part of the assets of the Corporation whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed the "Corporation" for purposes hereof.

         7. Notices.

         Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the Employee at his address set forth on the first page of this Agreement and to the Corporation at its address set forth on the first page of this Agreement, Attention:
President, (or to such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited for overnight delivery with Federal Express (or other

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

equivalent national overnight courier service) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually received by the addressee on a business day (or on the next business day if received after the close of normal business hours or on any non-business day). A copy of each notice, request, demand or other communication given to the Corporation by the Employee shall be given to William D. Freedman, Esq., Jenkens & Gilchrist Parker Chapin, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

         8. No Waiver by Action, Cumulative Rights, Etc.

         Any waiver or consent from either party respecting any term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of either party at any time or times to require performance of, or to exercise any of its powers, rights or remedies with respect to, any term or provision of this Agreement in no manner shall affect that party's right at a later time to enforce any such term or provision.

         9. Interpretation, Headings.

         The parties acknowledge and agree that the terms and provisions of this Agreement have been negotiated, shall be construed fairly as to all parties hereto, and shall not be construed in favor of or against any party. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         10. Severability.

         The invalidity or unenforceability of any provision of this Agreement shall not affect, impair or invalidate any other provision of this Agreement.

         11.  Counterparts;   Facsimile  Signatures;  New  York  Governing  Law;
Amendments, Entire Agreement.

         This Agreement may be executed in two counterpart copies, each of which may be executed by one of the parties hereto, but both of which, when taken together, shall constitute a single agreement binding upon the parties hereto. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law). Each and every modification and amendment of this Agreement shall be in writing and signed by the parties hereto, and any waiver of, or consent to any departure from, any term or provision of this Agreement shall be in writing and signed by the party granting the waiver or consent. This Agreement contains

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

the entire agreement of the parties and supersedes all prior representations, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

         IN WITNESS WHEREOF, the Corporation and the Employee have signed this Agreement on the date set forth on the first page of this Agreement.

                                        SWANK, INC.


                                        By: /s/ John Tulin
                                            --------------
                                        Print Name:  John Tulin
                                        Print Title: President

                                        /s/ Jerold R. Kassner
                                        ---------------------
                                           Jerold R. Kassner